                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

            Each of the officers and/or directors of ON SEMICONDUCTOR CORPORATION (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of the Company and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Steven
P. Hanson, John T. Kurtzweil, George H. Cave and William George, and each of them singly, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the , hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.


         SIGNATURE                     TITLES                       DATE
         ---------                     ------                       ----
/s/  Steven P. Hanson      President, Chief Executive        September 27, 2002
------------------------   Officer and Director of the
Steven P. Hanson           registrant


/s/  John T. Kurtzweil     Senior Vice President and         September 27, 2002
------------------------   Chief Financial Officer of the
John T. Kurtzweil          registrant


/s/  J. Daniel McCranie    Chairman of the Board of          September 27, 2002
------------------------   Directors of the registrant
J. Daniel McCranie


/s/  David Bonderman       Director of the registrant        September 27, 2002
------------------------
David Bonderman

         SIGNATURE                       TITLES                     DATE
         ---------                       ------                     ----
/s/  Richard W. Boyce        Director of the registrant      September 27, 2002
--------------------------
Richard W. Boyce

/s/  Justin T. Chang         Director of the registrant      September 27, 2002
--------------------------
Justin T. Chang

/s/  Curtis J. Crawford      Director of the registrant      September 27, 2002
--------------------------
Curtis J. Crawford

/s/  William A. Franke       Director of the registrant      September 27, 2002
--------------------------
William A. Franke

/s/  Jerome N. Gregoire      Director of the registrant      September 27, 2002
--------------------------
Jerome N. Gregoire

/s/  John W. Marren          Director of the registrant      September 27, 2002
--------------------------
John W. Marren

                                POWER OF ATTORNEY

            Each of the officers and/or directors of ON Semiconductor Corporation ("ON Semiconductor"), sole member of SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of the Company and its parent, ON Semiconductor in connection with the public offering of such Notes, hereby constitutes and appoints Steven P. Hanson, John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the , hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.


         SIGNATURE                     TITLE(S)                      DATE
/s/  Steven P. Hanson       President and Chief Executive     September 27, 2002
-------------------------   Officer of the registrant and
Steven P. Hanson            Director of ON Semiconductor
                            Corporation (the sole member
                            of the registrant)*

/s/  John T. Kurtzweil      Senior Vice President and         September 27, 2002
-------------------------   Chief Financial Officer of the
John T. Kurtzweil           registrant

/s/  J. Daniel McCranie     Chairman of the Board of          September 27, 2002
-------------------------   Directors of ON Semiconductor
J. Daniel McCranie          Corporation (the sole member
                            of the registrant)*

         SIGNATURE                      TITLE(S)                     DATE
/s/  David Bonderman         Director of ON Semiconductor     September 27, 2002
--------------------------   Corporation (the sole member
David Bonderman              of the registrant)*

/s/  Richard W. Boyce        Director of ON Semiconductor     September 27, 2002
--------------------------   Corporation (the sole member
Richard W. Boyce             of the registrant)*

/s/  Justin T. Chang         Director of ON Semiconductor     September 27, 2002
--------------------------   Corporation (the sole member
Justin T. Chang              of the registrant)*

/s/  Curtis J. Crawford      Director of ON Semiconductor     September 27, 2002
--------------------------   Corporation (the sole member
Curtis J. Crawford           of the registrant)*

/s/  William A. Franke       Director of ON Semiconductor     September 27, 2002
--------------------------   Corporation (the sole member
William A. Franke            of the registrant)*

/s/  Jerome N. Gregoire      Director of ON Semiconductor     September 27, 2002
--------------------------   Corporation (the sole member
Jerome N. Gregoire           of the registrant)*

/s/  John W. Marren          Director of ON Semiconductor     September 27, 2002
--------------------------   Corporation (the sole member
John W. Marren               of the registrant)*

* As a Delaware limited liability company, the registrant does not have any directors.

                                POWER OF ATTORNEY

            Each of the officers and/or directors of ON Semiconductor Corporation ("ON Semiconductor"), sole member of Semiconductor Components Industries, LLC ("SCI LLC"), the sole member of SCG INTERNATIONAL DEVELOPMENT, LLC (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of ON Semiconductor and its wholly-owned subsidiary, SCI LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Steven P. Hanson, John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the , hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.

         SIGNATURE                      TITLES                       DATE
         ---------                      ------                       ----
/s/  Steven P. Hanson       President of the registrant       September 27, 2002
------------------------    and Director of ON
Steven P. Hanson            Semiconductor Corporation (the
                            sole member of Semiconductor
                            Components Industries, LLC,
                            the sole member of the
                            registrant)**

/s/  John T. Kurtzweil      Senior Vice President, Chief      September 27, 2002
------------------------    Financial Officer and
John T. Kurtzweil           Treasurer of the registrant

/s/  J. Daniel McCranie     Chairman of the Board of          September 27, 2002
------------------------    Directors of ON Semiconductor
J. Daniel McCranie          Corporation (the sole member
                            of Semiconductor Components
                            Industries, LLC, the sole
                            member of the registrant)**

         SIGNATURE                      TITLES                       DATE
         ---------                      ------                       ----
/s/  David Bonderman        Director of ON Semiconductor      September 27, 2002
-------------------------   Corporation (the sole member
David Bonderman             of Semiconductor Components
                            Industries, LLC, the sole
                            member of the registrant)**

/s/  Richard W. Boyce       Director of ON Semiconductor      September 27, 2002
-------------------------   Corporation (the sole member
Richard W. Boyce            of Semiconductor Components
                            Industries, LLC, the sole
                            member of the registrant)**

/s/  Justin T. Chang        Director of ON Semiconductor      September 27, 2002
-------------------------   Corporation (the sole member
Justin T. Chang             of Semiconductor Components
                            Industries, LLC, the sole
                            member of the registrant)**

/s/  Curtis J. Crawford     Director of ON Semiconductor      September 27, 2002
-------------------------   Corporation (the sole member
Curtis J. Crawford          of Semiconductor Components
                            Industries, LLC, the sole
                            member of the registrant)**

/s/  William A. Franke      Director of ON Semiconductor      September 27, 2002
-------------------------   Corporation (the sole member
William A. Franke           of Semiconductor Components
                            Industries, LLC, the sole
                            member of the registrant)**

/s/  Jerome N. Gregoire     Director of ON Semiconductor      September 27, 2002
-------------------------   Corporation (the sole member
Jerome N. Gregoire          of Semiconductor Components
                            Industries, LLC, the sole
                            member of the registrant)**

/s/  John W. Marren         Director of ON Semiconductor      September 27, 2002
-------------------------   Corporation (the sole member
John W. Marren              of Semiconductor Components
                            Industries, LLC, the sole
                            member of the registrant)**

** As Delaware limited liability companies, neither the registrant nor its sole member, Semiconductor Components Industries, LLC, has any directors.

                                POWER OF ATTORNEY

            Each of the officers and/or directors of SCG (MALAYSIA SMP) HOLDING CORPORATION (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Steven P. Hanson, John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the , hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.

         SIGNATURE                      TITLES                       DATE
/s/  Steven P. Hanson       President of the registrant       September 27, 2002
-------------------------
Steven P. Hanson

/s/  John T. Kurtzweil      Senior Vice President, Chief      September 27, 2002
-------------------------   Financial Officer and
John T. Kurtzweil           Treasurer of the registrant


/s/  George H. Cave         Secretary and Director of the     September 27, 2002
-------------------------   registrant
George H. Cave

/s/  Jean-Jacques Morin     Vice President and Director of    September 27, 2002
-------------------------   the registrant
Jean-Jacques Morin

/s/  Kwong Hang Leung       Director of the registrant        September 27, 2002
-------------------------
Kwong Hang Leung

                                POWER OF ATTORNEY

            Each of the officers and/or directors of SCG (CHINA) HOLDING CORPORATION (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Steven P. Hanson, John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the , hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.

         SIGNATURE                      TITLES                       DATE
/s/  Steven P. Hanson      President of the registrant        September 27, 2002
------------------------
Steven P. Hanson

/s/  John T. Kurtzweil     Senior Vice President, Chief       September 27, 2002
------------------------   Financial Officer and Treasurer
John T. Kurtzweil          of the registrant


/s/  George H. Cave        Secretary and Director of the      September 27, 2002
------------------------   registrant
George H. Cave

/s/  Jean-Jacques Morin    Vice President and Director of     September 27, 2002
------------------------   the registrant
Jean-Jacques Morin

/s/  Kwong Hang Leung      Director of the registrant         September 27, 2002
------------------------
Kwong Hang Leung

                                POWER OF ATTORNEY

            Each of the officers and/or directors of SEMICONDUCTOR COMPONENTS INDUSTRIES PUERTO RICO, INC. (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Steven P. Hanson, John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the , hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.


         SIGNATURE                     TITLES                        DATE
/s/  Steven P. Hanson      President of the registrant        September 27, 2002
------------------------
Steven P. Hanson

/s/  John T. Kurtzweil     Senior Vice President, Chief       September 27, 2002
------------------------   Financial Officer, Treasurer
John T. Kurtzweil          and Director of the registrant


/s/  George H. Cave        Secretary and Director of the      September 27, 2002
------------------------   registrant
George H. Cave

/s/  Jean-Jacques Morin    Vice President and Director        September 27, 2002
------------------------   of the registrant
Jean-Jacques Morin

                                POWER OF ATTORNEY

            Each of the officers and/or directors of SCG (CZECH) HOLDING CORPORATION (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Steven P. Hanson, John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the , hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.

         SIGNATURE                     TITLES                        DATE
/s/  Steven P. Hanson      President of the registrant        September 27, 2002
-------------------------
Steven P. Hanson

/s/  John T. Kurtzweil     Senior Vice President, Chief       September 27, 2002
-------------------------  Financial Officer, Treasurer
John T. Kurtzweil          and Director of the registrant


/s/  George H. Cave        Secretary and Director of the      September 27, 2002
-------------------------  registrant
George H. Cave

/s/  Jean-Jacques Morin    Vice President and Director of     September 27, 2002
-------------------------  the registrant
Jean-Jacques Morin

                                POWER OF ATTORNEY

            Each of the officers and/or directors of SEMICONDUCTOR COMPONENTS INDUSTRIES OF RHODE ISLAND, INC. (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Steven P. Hanson, John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the , hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.

         SIGNATURE                      TITLES                       DATE
/s/  Steven P. Hanson       President and Chief Executive     September 27, 2002
------------------------    Officer of the registrant
Steven P. Hanson

/s/  John T. Kurtzweil      Senior Vice President, Chief      September 27, 2002
------------------------    Financial Officer, Treasurer
John T. Kurtzweil           and Director of the registrant

/s/  Judith A. Boyle        Secretary and Director of the     September 27, 2002
------------------------    registrant
Judith A. Boyle

                                POWER OF ATTORNEY

            Each of the officers and/or directors of SEMICONDUCTOR COMPONENTS INDUSTRIES INTERNATIONAL OF RHODE ISLAND, INC. (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2008 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Steven P. Hanson, John T. Kurtzweil, George H. Cave and William George, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the , hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until July 31, 2003.

         SIGNATURE                     TITLES                        DATE
/s/  Steven P. Hanson      President and Chief Executive      September 27, 2002
------------------------   Officer of the registrant
Steven P. Hanson

/s/  John T. Kurtzweil     Senior Vice President, Chief       September 27, 2002
------------------------   Financial Officer, Treasurer
John T. Kurtzweil          and Director of the registrant


/s/  George H. Cave        Vice President and Director of     September 27, 2002
------------------------   the registrant
George H. Cave

/s/  Judith A. Boyle       Secretary and Director of the      September 27, 2002
------------------------   registrant
Judith A. Boyle